SCHEDULE 14A
                                 (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|
Check the appropriate box:

|_|   Preliminary Proxy Statement
                                         |_|   Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Under Rule
      14a-12

                              Post Properties, Inc.
                              ---------------------
                (Name of Registrant as Specified in Its Charter)

                                John A. Williams
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

   |_|      Fee paid previously with preliminary materials:

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

           RESTORING VALUE AND INVESTOR CONFIDENCE IN POST PROPERTIES

                                   APRIL 2003

IMPORTANT INFORMATION
================================================================================

On April 7, 2003, Mr. Williams filed a preliminary proxy statement with the Securities and Exchange Commission relating to his solicitation of proxies from shareholders of Post Properties, Inc. with respect to Post Properties' 2003 Annual Meeting. Mr. Williams will file with the Commission, and will furnish to Post Properties shareholders, a definitive proxy statement regarding his solicitation of proxies from Post Properties shareholders with respect to the 2003 Annual Meeting. Mr. Williams may also file additional proxy solicitation materials. MR. WILLIAMS ADVISES ALL POST PROPERTIES SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY ADDITIONAL PROXY SOLICITATION MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Mr. Williams' preliminary proxy statement is, and the definitive proxy statement and any additional proxy solicitation materials will be, available for free at the Commission's Internet web site at www.sec.gov. You may also obtain a free copy of Mr. Williams' definitive proxy statement, when it becomes available, and other relevant documents by writing to MacKenzie Partners at 105 Madison Avenue, 14th Floor, New York, NY 10016.

PARTICIPANT INFORMATION
Mr. Williams and his nominees for election to the board of directors of Post Properties may be deemed to be participants in Mr. Williams' solicitation of proxies with respect to the 2003 Annual Meeting of Post Properties. These nominees are George R. Puskar, Roy E. Barnes, Paul J. Dolinoy, Thomas J.A. Lavin and Jansen Noyes III.

Mr. Williams and his nominees have interests in the solicitation of proxies with respect to the 2003 Annual Meeting of Post Properties arising from their beneficial ownership of the common stock of Post Properties. Mr. Williams also receives customary compensation from Post Properties in exchange for his services as a director and pursuant to his employment agreement with the Company. If elected, Mr. Williams' nominees will also receive customary compensation for their services as directors. Additional information with respect to the beneficial ownership of shares of common stock of Post Properties by Mr. Williams and his nominees is as follows: other than Mr. Williams, who owns 2,887,815 shares (including currently exercisable options and partnership units convertible for common stock) and Mr. Puskar, who owns 3,000 shares, none of the other nominees currently own shares in Post Properties.

FORWARD LOOKING STATEMENT
================================================================================
Future plans and discussions on performance, and certain other matters discussed herein may be, deemed forward-looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that our actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to, the national, regional and local economic climate, competitive market forces, changes in market rental rates, trends in the multifamily industry or changes in market rates of interest.

TABLE OF CONTENTS
================================================================================

o       Current Market Situation
o       Post Management's Response
o       Recent Operating Results and Shareholder Returns
o       Action Plan to Restore Value and Investor Confidence


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 |                                                                            |
 |                              Sign the GOLD CARD &                          |
 |                     Restore Value and Investor Confidence                  |
 |                                                                            |
 |                                                                            |
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


                            CURRENT MARKET SITUATION

CURRENT MARKET SITUATION
================================================================================

o       Struggling US economy and lack of visibility
o       Minimal job growth
o       Likelihood of jobless recovery
o       Continued high levels of supply in the multifamily sector
o Low rates available for financing of single-family and condo home purchases
o       Severe pressure on rates and occupancy


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 |                   Difficult times require a management                     |
 |                       team with PROVEN experience                          |
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


                           POST MANAGEMENT'S RESPONSE

             Inexperience and Failure to Enhance Shareholder Value

POORLY EXECUTED ASSET SALES
================================================================================

Inferior Strategy & Results
---------------------------
o       Wrong assets being sold
o       Higher cap rates vs. peers (2001 and 2002)
        o 8.37% for Post vs. 7.72% for Gables
o       Use of Procedes

Lack of Oversight
-----------------
o       No Board oversight of sale process
o No formal engagement letters between Post and brokers on a substantial number of transactions
o       No incentive fee arrangement with brokers

LOSS OF COMPETITIVE ADVANTAGE
================================================================================

o       Excessive price discounting (beyond market requirement)

o       Deferred maintenance expenses

o       Neglected employee training and customer service

o       Diminished reputation with customers
        o       Foundation of Company's past success
        o       Sacrificed in favor of short-sighted strategy

o       No promotion of, or committment to, the Post Brand Name

FAILED TO RETAIN KEY EMPLOYEES
================================================================================

o       Unsuitable replacements for key personnel
        o       Property Maintenance
        o       Property Security
        o       Employee Training

o       Negative management practices

o       Property managers defecting to competitors

FAILED TO IMPLEMENT EFFECTIVE YIELD MANAGEMENT PROGRAM
================================================================================

o Philosophy of delegating operating decisions to property level managers has been a failure

o All decisions regarding occupancy, rate and marketing should be made at corporate level by senior management

o        Need to structure system of controls

o        No incentives to leasing personnel to strive for higher rents

G&A Expense - Excessive and Increasing
================================================================================

o       Highest G&A expense margin among peers
o       Corporate headcount too high
o       Post development team unsuitable for current environment
        o   Should be downsized
        o   Re-tool development team ------> save $1.2 million per year
o       Dallas office unnecessary
        o   Reducing presence in Dallas
        o   Should be closed given lack of development activity
        o   Estimated annual cost of $0.5 million

BOARD'S INEFFECTIVE STRATEGIC PLANNING COMMITTEE
================================================================================

o       Responsible for meeting with CEO and other officers to
        o       Develop a multi-year strategic plan
        o       Review the strategic plan

o       Dismal fact pattern
        o       Robert Goddard has no prior multifamily experience
        o       Ronald de Waal lives in Belgium; travels to U.S. infrequently
        o       Only met three times in 2002
        o       No plan was ever distributed to Board
        o       Company lacks clear strategic direction and outlook

o       Arthur Blank recently resigned

CONCLUSION
================================================================================

o We believe Post's current management team is ill-equipped to manage in the current environment
        o       No effective strategic plan
        o       No effective operating plan
        o Repeatedly ignored John Williams' suggestions to improve operating performance and enhance shareholder value
        o       Little multifamily operating experience

o        Post's poor results during 2002 support this conclusion

                            RECENT OPERATING RESULTS
                            AND SHAREHOLDER RETURNS

2002 - POOR OPERATING RESULTS
================================================================================

[box with the word 'LAST' superimposed over each of the charts below]

Same Store Revenue Growth                         Same Store NOI Growth
-------------------------                         ---------------------

1 Home Properties               4.1%            1 Home Properties              3.6%
2 Town and Country              2.7             2 Town and Country             0.3
3 United Dominion Realty       (0.2)            3 United Dominion Realty      (0.8)
4 Archstone-Smith              (0.4)            4 Apartment Inv & Mgmt Co     (1.6)
5 Mid-America Apartment        (0.6)            5 Archstone-Smith             (2.7)
6 Apartment Inv & Mgmt Co      (0.7)            6 Mid-America Apartment       (3.0)
7 Gables Residential           (1.4)            7 Equity Residential          (4.6)
8 Camden Property              (2.6)            8 Camden Property             (4.7)
9 Equity Residential           (2.6)            9 Gables Residential          (4.7)
10 BRE Properties              (3.0)           10 BRE Properties              (5.0)
11 AMLI Residential Properties (4.3)           11 AMLI Residential Properties (6.9)
12 Summit Properties           (4.9)           12 Essex Property              (8.3)
13 Essex Property              (5.3)           13 Summit Properties           (8.8)
14 AvalonBay Communities       (6.1)           14 AvalonBay Communities       (9.9)
15 POST PROPERTIES             (6.8)           15 POST PROPERTIES            (10.1)

-----------------------------------           ----------------------------------
     Peer Group Average        (1.8%)                Peer Group Average       (4.1%)


Source: Public filings.

2002 - POOR OPERATING RESULTS
================================================================================

[box with the words 'SECOND TO LAST' superimposed over the first chart and the word 'LAST' superimposed over the second chart below]

Same Store Occupancy                              G&A Expense Margin
-------------------------                         ---------------------

1 Archstone-Smith               95.8%            1 Apartment Inv & Mgmt Co      1.3%
2 Essex Property                94.6             2 AvalonBay Communities        2.2
3 BRE Properties                94.3             3 Equity Residential           2.3
4 Gables Residential            93.7             4 Mid-America Apartment        2.9
5 AvalonBay Communities         93.5             5 Gables Residential           3.1
6 Equity Residential            93.5             6 Essex Property               3.1
7 Summit Properties             93.4             7 Home Properties              3.2
8 Town and Country              93.4             8 United Dominion Realty       3.2
9 United Dominion Realty        93.3             9 BRE Properties               3.4
10 Camden Property              92.2             10 Camden Property             3.5
11 Home Properties              92.0             11 Summit Properties           3.8
12 Mid-America Apartment        91.7             12 Archstone-Smith             4.0
13 Apartment Inv & Mgmt Co      91.1             13 Town & Country              4.0
14 POST PROPERTIES              90.9             14 AMLI Residential Properties 4.3
15 AMLI Residential Properties  90.8             15 POST PROPERTIES             4.4

-----------------------------------              ----------------------------------
     Peer Group Average         93.1%                 Peer Group Average        3.2%


Source: Public filings.

2002 - POOR OPERATING RESULTS BY MARKET
================================================================================

[box with the words 'SECOND TO LAST' superimposed over the first chart, box with the words "THIRD TO LAST" superimposed on the second chart, and box with the word 'LAST' superimposed over the third chart below]

                           Same Store Revenue Growth

        Atlanta                                      Dallas                                  Tampa
        -------                                      ------                                  -----

1 Summit Properties            (5.3%)    1 Gables Residential          (1.8%)         1 Apartment Inv & Mgmt Co   2.1%
2 Gables Residential           (6.1)     2 Summit Properties           (2.6)          2 Camden Property Trust     0.2
3 AMLI Residential Properties  (7.2)     3 AMLI Residential Properties (2.9)          3 Equity Residential        0.2
4 United Dominion              (7.2)     4 Equity Residential          (2.9)          4 United Dominion          (2.3)
5 Equity Residential           (7.7)     5 United Dominion             (2.9)          5 POST PROPERTIES          (2.5)
6 POST PROPERTIES              (8.1)     6 POST PROPERTIES             (4.3)
7 Apartment Inv & Mgmt Co      (9.3)     7 Apartment Inv & Mgmt Co     (5.9)
                                         8 Camden Property Trust       (7.4)

------------------------------------     ----------------------------------           ---------------------------------

     Peer Group Average        (7.1%)         Peer Group Average       (3.8%)               Peer Group Average    0.1%



Source: Public filings.

DISMAL SHAREHOLDER RETURNS
================================================================================

2002 Stock Price Performance

[Bar graph depicting the declining stock price performances of the companies listed below}

[box with the word 'LAST' superimposed over the chart below]

United Dominon                   12.7%
Home Properties                   8.7%
Essex Property                    3.1%
BRE Properties                    0.6%
Town and Country                  0.5%
Mid-America Apartment            (6.9%)
Camden Property                  (9.5%)
Archstone-Smith                 (10.3%)
Equity Residential              (14.5%)
AMLI Residential                (15.3%)
Gables Properties               (16.6%)
AvalonBay                       (16.9%)
Apartment Inv & Mgmt Co         (17.4%)
Summit Properties               (29.2%)
Post Properties                 (32.8%)


Source: Bloomberg L.P.

DISMAL SHAREHOLDER RETURNS
================================================================================

2002 Total Returns

[Bar graph depicting the declining stock price performances of the companies listed below}

[box with the word 'LAST' superimposed over the chart below]

United Dominon                   21.4%
Home Properties                  16.8%
Essex Property                    9.4%
Town and Country                  8.8%
BRE Properties                    7.0%
Mid-America Apartment             2.2%
Camden Property                  (2.9%)
Archstone-Smith                  (4.0%)
AMLI Residential                 (8.1%)
Equity Residential               (8.8%)
Gables Properties                (9.2%)
Apartment Inv & Mgmt Co         (10.8%)
AvalonBay                       (11.5%)
Summit Properties               (22.9%)
Post Properties                 (25.2%)


Source: Bloomberg L.P.

                          ACTION PLAN TO RESTORE VALUE
                            AND INVESTOR CONFIDENCE

ACTION PLAN
================================================================================
o       Elect a slate of independent, better qualified directors

                Our Director Nominees                                   Their Director Nominees*
------------------------------------------------------------------------------------------------------------------------------------
              Yrs.of                                                                Yrs. of
Nominee       RE Exp.   Prior Experience                              Nominee       RE Exp. Prior Experience
------------------------------------------------------------------------------------------------------------------------------------
George R.     36      Chairman, Lend Lease Real Estate                Robert C.      15     Chairman & CEO, Goddard Investment
Puskar                Chairman & CEO, Equitable Real                  Goddard                  Group
                         Estate Investment Mgmt                                             Chairman & CEO, NAI/Brannen Goddard
                      Director Nominee, New Plan Excel                                         Company
                      Director, I-Star Financial                                            NO PUBLIC COMPANY EXPERIENCE
                      Director, CarrAmerica                                                 NO MULTIFAMILY EXPERIENCE
                      Director, NRC, ICSC, NACREIF, ULI
------------------------------------------------------------------------------------------------------------------------------------
Roy E.        25      Immediate Past Governor of Georgia              Herschel        9     Partner, King & Spalding
Barnes                Former Georgia State Representative             M. Bloom              Director of Russell Corp.
                      Founder, Efficiency Lodge Hotel Company                               K&S IS COMPANY COUNSEL
                      Founder, Cobb Savings and Loan Assoc.
------------------------------------------------------------------------------------------------------------------------------------
Paul J.       31      President, Lend Lease Real Estate Investments   Ronald de       3     Chairman, We International b.v.
Dolinoy               SVP, Equitable Real Estate                      Waal                  Director of Sakes Inc, and The Body Shop
                      Chairman, JP Morgan US Real Estate Fund                               LIVES IN BELGIUM
                      Director, NYSTRS Real Estate Advisory Cmte.                           NO MULTIFAMILY EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
Thomas J.A.   30      Head of Mortgage Lending, MetLife               Russell R.     10     General Partner, Moseley & Co.
Lavin                 Head of RE Debt Origination, Citicorp           French                VENTURE CAPITALIST
                         Securities                                                         NO MULTIFAMILY EXPERIENCE
                      Head of Real Estate Investment Banking, Smith                         FORMER PARTNER, K&S
                         Barney and First Boston
------------------------------------------------------------------------------------------------------------------------------------
Jansen        24      SVP, Emigrant Savings Bank - Commercial         David P.        8     EVP, Duke Realty Corp.
Noyes III                Real Estate Division                         Stockert              SVP & CFO, Weeks Corp.
                      VP, Prudential Realty Group                                           FORMER INVESTMENT BANKER
                      SVP, Manufacturers Hanover Trust - Head of                            NO MULTIFAMILY EXPERIENCE
                         National Lending Group of the RE Division
------------------------------------------------------------------------------------------------------------------------------------

*  Information derived from Post Properties' 2003 Proxy Statement.



ACTION PLAN
================================================================================

o       Establish active Strategic Planning Committee

        o Will meet monthly until the Company's operating performance is acceptable

        o       Proposed members include
                -        George Puskar
                -        John Williams
                -        Barry Teague (will be invited)

o        Over 100 years of combined multifamily experience

ACTION PLAN
================================================================================

o       Establish shareholder-friendly governance

        o       Eliminate staggered board

        o Create a Special Committee of independent directors to OBJECTIVELY evaluate ALL strategic alternatives

        o Shareholder approval required for grant of options and restricted stock to CEO and any other directors

ACTION PLAN
================================================================================

o       Replace senior management
        o       Chairman: George Puskar vs. Robert Goddard
        o       CEO: John Williams vs. David Stockert


                                          OUR TEAM                                     THEIR TEAM*
                             ----------------------|-----------|      --------------------------|---------|
                                Puskar   Williams  |   Total   |          Goddard    Stockert   |  Total  |
                             ----------------------------------|       -----------------------------------|
Years of Real Estate Exp.         36        37     |    73     |             15         8       |    23   |
                                                   |           |                                |         |
Years of Multifamily Exp.         36        37     |    73     |              0         2       |     2   |
                                                   |           |                                |         |
Years of CEO/Pres. Exp.           16        32     |    48     |             15         1       |    16   |
                                                   |           |                                |         |
Other Public Company               3         3     |     6     |              0         0       |     0   |
Directorships                                      |           |                                |         |
                                                   |           |                                |         |
Ownership Interest (Shares)     3,000  2,887,815   | 2,890,815 |          26,141     141,116    | 167,257 |
                                                    -----------                                  ---------

        o       REVIEW OF SENIOR OFFICERS

          -------------------------------------------------------------
         |    Whose interests are better aligned with shareholders?    |
         |              Which team is better equipped?                 |
          -------------------------------------------------------------

*       Information derived from Post Properties' 2003 Proxy Statement.

ACTION PLAN
================================================================================

o Re-establish Post corporate culture and brand image
     o Highest and consistent level of training and on-site quality control
     o Promote from within
     o Uniform procedures
     o Commitment to customer satisfaction

o Fix yield management problems
     o Rate
     o Occupancy
     o Expenses
     o Establish proper incentives

ACTION PLAN
================================================================================

o Establish improved criteria for asset sales and use of proceeds
     o Active Board oversight
     o Proper incentive fee arrangements with brokers
     o Repurchase stock on leverage neutral basis

o Undertake appropriate G&A cuts

o Explore ALL alternatives to enhance shareholder value


  ----------------------------------------------------------------------------
 |                                                                            |
 |                              Sign the GOLD CARD &                          |
 |                     Restore Value and Investor Confidence                  |
 |                                                                            |
 |                                                                            |
  ----------------------------------------------------------------------------


22